UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)October 31, 2006
Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)
North Carolina
(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
On October 31, 2006, the Corporation announced financial results for the third quarter ended September 30, 2006. The press release, dated October 31, 2006, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On October 31, 2006, the Corporation announced financial results for the third quarter ended September 30, 2006. The press release, dated October 31, 2006, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. Additional information about the quarter, and the Corporation’s use of non-GAAP financial measures, which is available on the Corporation’s Web site at www.martinmarietta.com by clicking the heading “Financials”, in the “Investors” section and then clicking the quick link “Non-GAAP Financial Measures”, is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.
The Corporation will host an online Web simulcast of its third-quarter 2006 earnings conference call on Tuesday, October 31, 2006. The live broadcast of the Corporation’s conference call will begin at 2 p.m., Eastern Time, on October 31, 2006. An online replay will be available approximately two hours following the conclusion of the live broadcast. A link to these events will be available at the Corporation’s Web site at www.martinmarietta.com. For those investors without online web access, the conference call may also be accessed by calling 913-981-5509, confirmation number 7161451. Additional information about the Corporation’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Corporation may present at the conference call, will be provided on the Corporation’s Web site.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release dated October 31, 2006, announcing financial results for the third quarter ended September 30, 2006.

99.2	Additional information about Non-GAAP Financial Measures available on the Corporation’s Web site.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

(Registrant)

Date: October 31, 2006	By:	/s/ Anne H. Lloyd

Anne H. Lloyd,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 31, 2006, announcing financial results for the third quarter ended September 30, 2006.

99.2	Additional information about Non-GAAP Financial Measures available on the Corporation’s Web site.